Summary Prospectus

NOVEMBER 1, 2020

James Balanced: Golden Rainbow Fund

Institutional Class Shares Ticker: GLRIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2020, are incorporated by reference into this Summary Prospectus. For a free paper or electronic copy of the Fund’s prospectus and other information, go to https://www.jamesinvestment.com/forms-and-reports.php, call 1-800-99-JAMES (1-800-995-2637), email a request to info@jamesinvestment.com or ask any financial intermediary who offers shares of the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.jamesinvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.jamesinvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-99-JAMES (1-800-995-2637) to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

2	JAMES BALANCED: GOLDEN RAINBOW FUND
Institutional Class Shares: GLRIX

INVESTMENT OBJECTIVE

James Balanced: Golden Rainbow Fund (the “Fund”) seeks to provide total return through a combination of growth and income and preservation of capital in declining markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.72%
Distribution (12b-1) Fees	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.88%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

James Balanced:	1 Year	3 Years	5 Years	10 Years
Golden Rainbow Fund	$90	$281	$487	$1,083

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio. The portfolio turnover of the Fund may vary considerably from year to year.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests primarily in equity securities of foreign and domestic companies that James Investment Research, Inc. (the “Adviser”) believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange traded funds (“ETFs”) that invest primarily in equity securities. Some or all of the equity portion of the Fund may be invested in small and micro capitalization companies. Fixed income securities that the Fund will principally invest in are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-U.S. government securities in the Fund’s portfolio will consist primarily of issues rated “Baa2” or better by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” or better by Standard & Poor’s Ratings Group (“S&P”) and unrated securities determined by the Adviser to be of equivalent quality, as well as high quality money market instruments. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (3 to 5 years). The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The Fund may add more securities to the portfolio to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

Summary Prospectus ■ November 1, 2020

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Market Disruptions Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/ environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Funds’ investment adviser rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk: The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities will generally decline, and those securities with longer terms generally will decline more. Your investment will decline in value if the value of the Fund’s investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and of shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

4	JAMES BALANCED: GOLDEN RAINBOW FUND
Institutional Class Shares: GLRIX

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Large, Medium, Small, and Micro Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies. Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some smaller capitalization stocks may be less liquid or illiquid.

These risks may be enhanced for micro capitalization securities. Many micro capitalization companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro capitalization stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Sector Risk: Equity securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not concentrate in a particular sector.

Equity Securities Risk: The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

Portfolio Turnover Risk: The Fund may have a higher portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger or smaller current income tax liability.

Municipal Securities Risk: The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, as well as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline.

Summary Prospectus ■ November 1, 2020

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, American Depository Receipts (“ADRs”) and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

Sovereign Debt Risk: The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

Exchange Traded Fund Risk: An ETF may trade at a discount or premium to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

6	JAMES BALANCED: GOLDEN RAINBOW FUND
Institutional Class Shares: GLRIX

PERFORMANCE

The bar chart and performance table below illustrate the variability of the returns of the Institutional Class shares of the Fund, which provides some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class shares of the Fund from year to year and by showing how the average annual total returns of the Institutional Class shares of the Fund over time compare with the returns of a broad-based securities market index. Of course, the past performance of the Institutional Class shares of the Fund is not necessarily an indication of how the Institutional Class shares of the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesinvestment.com or by calling 1-800-99-JAMES (1-800-995-2637).

Annual Total Returns (Institutional Class Shares) (Years ended December 31):

Best Quarter	3rd Quarter 2010	6.70%
Worst Quarter	4th Quarter 2018	-8.94%

The Fund’s Institutional Class year-to-date return as of September 30, 2020 was -2.07%.

Average Annual Total Returns (Institutional Class Shares)

(for the period ended December 31, 2019)

James Balanced: Golden Rainbow Fund – Institutional Class	One Year	Five Years	Ten Years
Return Before Taxes	12.40%	2.18%	5.84%
Return After Taxes on Distributions	11.75%	0.89%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares	7.68%	1.55%	4.57%
Blended (25% Russell 1000® Index; 25% Russell 2000® Index; 50% Barclays Capital Intermediate Government/Credit Bond Index) (reflects no deduction for fees, expenses or taxes)	17.55%	6.47%	8.11%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term capital gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Summary Prospectus ■ November 1, 2020

PORTFOLIO MANAGEMENT

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by an investment committee of the Adviser consisting of the following eight members:

Barry James, CFA, CIC Portfolio Manager Since 2009	Ann M. Shaw, CFP Portfolio Manager Since 2009	Thomas L. Mangan* Advisor Since 2018	Dr. Fall Ainina, CFA* Committee Member Since 2019
David W. James, CFA Portfolio Manager Since 2009	R. Brian Culpepper Portfolio Manager Since 2009	Brian Shepardson, CFA, CIC Portfolio Manager Since 2009	Trent D. Dysert, CFA Portfolio Manager Since 2014

*	Dr. Fall Ainina and Thomas Mangan are investment committee members of the Adviser, but are not responsible for portfolio management of the Funds.

BUYING AND SELLING FUND SHARES

Minimum Initial	Minimum Additional
Investment	Investment
$50,000	None

You can buy and redeem shares of the Fund on any day the NYSE is open for business through an eligible institutional intermediary (a registered investment adviser or bank trust department that has established an omnibus account with the Fund to hold shares owned by clients), if you are a client of the Adviser, or if you are a Trustee or Officer of the Fund. Employees of the Adviser, the Funds’ Trustees and employees of the Funds’ other service providers are eligible to buy shares of these Funds directly through the Transfer Agent or through third party intermediaries.

DIVIDENDS, CAPITAL GAINS AND TAXES

For U.S. federal income tax purposes, a Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from a tax-advantaged investment plan will be subject to special tax rules.

POTENTIAL CONFLICTS OF INTEREST

If you purchase a Fund through an eligible institutional intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.